Exhibit 10.17

THIRD AMENDMENT

OF

UNITEDHEALTH GROUP

EXECUTIVE SAVINGS PLAN

(2004 Statement)

WHEREAS, UnitedHealth Group Incorporated, a Minnesota corporation (“UnitedHealth Group”), has heretofore established and maintains several nonqualified, deferred compensation programs (the “ESP”) for the benefit of a select group of management or highly compensated employees of UnitedHealth Group and certain affiliates of UnitedHealth Group;

WHEREAS, Said programs are currently embodied in a single document which is effective January 1, 2004, and which is entitled “UNITEDHEALTH GROUP EXECUTIVE SAVINGS PLAN (2004 Statement)” as amended by a First Amendment adopted on October 31, 2006 (hereinafter referred to as the “Plan Statement”); and

WHEREAS, The Board of Directors of UnitedHealth Group has delegated to the Compensation and Human Resources Committee of the Board of Directors the power and authority to amend the Plan Statement; and

WHEREAS, UnitedHealth Group wishes to amend the Plan Statement to provide for the following: (i) to reflect certain design changes (ii) to bring the ESP into compliance with requirements of the final regulations under section 409A of the Internal Revenue Code, and (iii) to make other clarifying or administrative changes.

NOW, THEREFORE, BE IT RESOLVED, That the Plan Statement is hereby amended in the following respects:

I. Compliance with Code Section 409A

1. DEFINITION OF SEPARATION FROM SERVICE. For Plan Years beginning on or after January 1, 2009, the definition of Section 1.2.21 of the Plan Statement shall be amended to read in full as follows:

1.2.21. Separation from Service — a severance of an employee’s employment relationship with the Employers and all Affiliates for any reason as defined in section 409A of the Code and Regulation § 1.409A-1(h). The Employers shall determine whether an employee has incurred a Separation from Service in accordance with section 409A of the Code and Regulation § 1.409A-1(h).

2. DEFINITION OF SPECIFIED EMPLOYEES. For purposes of determining Specified Employees for Specified Employee Effective Dates beginning on or after January 1, 2009, the definition of Specified Employee in Section 1.2.22 of the Plan Statement shall be amended to read in full as follows:

1.2.22. Specified Employee — an employee who, as of the date of the employee’s Separation from Service, is a key employee of an Employer or an Affiliate within the meaning of section 409A of the Code and determined pursuant to procedures adopted by UnitedHealth Group.

3. ELIGIBILITY TO PARTICIPATE. Effective for Plan Years beginning on or after January 1, 2008, Section 2 of the Plan Statement shall be amended to read in full as follows:

SECTION 2

ELIGIBILITY TO PARTICIPATE

2.1. Selection for Participation in the Plan. Only employees who are in an Eligible Grade Level, who are selected for participation in this Plan by the Executive Vice President, Human Capital (or, for a Section 16 Officer, by the Board of Directors) and who are notified that they are selected for participation shall be eligible to become a Participant in this Plan. The Executive Vice President, Human Capital shall not select any employee for participation unless the Executive Vice President, Human Capital determines that such employee is a member of a select group of management or highly compensated employees (as that expression is used in ERISA).

2.2. Enrollment Requirements. As a condition to participation, each selected employee who is eligible to participate in this Plan as of the first day of a Plan Year shall complete, execute and return to the Executive Vice President, Human Capital or his or her designee an election form prior to the first day of such Plan Year, or such earlier deadline as may be established by the Executive Vice President, Human Capital or his or her designee.

Notwithstanding the foregoing, a selected employee who first becomes eligible to participate in this Plan (and all other like-type plans of the Employers and all Affiliates which are required to be aggregated for purposes section 409A of the Code) after the first day of a Plan Year must complete these requirements within thirty (30) days after such employee first becomes eligible to participate in this Plan, or within such earlier deadline as may be established by the Executive Vice President, Human Capital, in his or her sole discretion, in order to participate for such period. In such event, such employee’s participation in this Plan shall not commence earlier than thirty (30) days after he or she is notified of eligibility to participate in this Plan, and such employee shall not be permitted to defer under this Plan any portion of the employee’s base salary or Incentive Award that are paid (or earned) with respect to services performed prior to the employee’s participation commencement date, except to the extent permissible under section 409A of the Code and the regulations issued thereunder.

Each selected employee who is eligible to participate in this Plan shall commence participation in this Plan only after the employee has met all enrollment requirements set forth in this Plan Statement and required by Executive Vice President, Human Capital, including returning all required documents to the Executive Vice President, Human Capital within the specified time period. Notwithstanding the foregoing, the Executive Vice President, Human Capital or his or her designee shall process such Participant’s deferral elections as soon as administratively after such deferral elections are received by the Executive Vice President, Human Capital or his or her designee.

If an employee fails to meet all requirements contained in this Section 2.2 within the period required, that employee shall not be eligible to participate in this Plan during such Plan Year.

2.3. Special Eligibility Rule For Former Participants. If a Participant terminates employment with the Employer and all Affiliates and such Participant:

(a)	has been paid all amounts deferred under this Plan (and all other like-type plans of the Employers and all Affiliates which are required to be aggregated for purposes of section 409A of the Code), and on and before the date of the last payment was not eligible to continue (or elect to continue) to participate in this Plan (and all other like-type plans of the Employers and all Affiliates which are required to be aggregated for purposes of section 409A of the Code) for periods after the last payment,

(b)	is subsequently reemployed by an Employer in an Eligible Grade Level, and

(c)	is selected for participation in this Plan by the Executive Vice President, Human Capital (or, for a Section 16 Officer, by the Board of Directors),

the Executive Vice President, Human Capital (or, for a Section 16 Officer, the Board of Directors) may designate that such employee shall be allowed to reenter the Plan as a Participant as of a fixed prospective date that is other than the first day of a Plan Year so long as that prospective date is within thirty (30) days of selection. Such employee shall be subject to the same enrollment requirements as any other selected employee who first becomes eligible to participate in this Plan after the first day of a Plan Year as provided in Section 2.2.

2.4. Special Rule For Certain Employees of Acquired Companies. If an employee of any company that is acquired by an Employer or an Affiliate is a participant in any account balance deferred compensation plan maintained by such acquired company and such employee:

(a)	is employed in an Eligible Grade Level,

(b)	has not been eligible to participate in any account balance deferred compensation plan (other than the accrual of earnings) at any time during the twenty-four (24) month period ending on the date such employee is selected for participation in this Plan, and

(c)	is selected for participation in this Plan by the Executive Vice President, Human Capital (or, for a Section 16 Officer, by the Board of Directors),

the Executive Vice President, Human Capital (or, for a Section 16 Officer, the Board of Directors) may designate that such employee shall be allowed to enter the Plan as a Participant as of a fixed prospective date that is other than the first day of a Plan Year so long as that prospective date is within thirty (30) days of selection. Such employee shall be subject to the same enrollment requirements as any other selected employee who first becomes eligible to participate in this Plan after the first day of a Plan Year as provided in Section 2.2.

2.5. Termination of Participation. If an employee selected for participation in this Plan for one Plan Year is not selected for a subsequent Plan Year, no further deferrals shall be made by or for such employee in that subsequent Plan Year. If an employee selected for participation in this Plan ceases to be a member of a select group of management or highly compensated employees (as that expression is used in ERISA), such employee’s deferral elections shall be cancelled as of the first day of the Plan Year beginning after such employee ceases to be a select group of management or highly compensated employees. In the event that a Participant is no longer eligible to defer compensation under this Plan, the Participant’s Account shall continue to be governed by the terms of this Plan Statement until such time as the Participant’s Account is paid in accordance with the terms of the Plan.

4. INCENTIVE DEFERRAL ELECTIONS AND COMPLIANCE WITH CODE SECTION 409A. Effective for Plan Years beginning on or after January 1, 2008, Section 4.1.1 of the Plan Statement shall be amended to read in full as follows:

4.1.1. Amount of Deferrals. A Participant may elect to defer between (and including) 1% and 100% of such Participant’s Incentive Award. To be effective for an Incentive Award paid during a Plan Year, the deferral election must be received by the Executive Vice President, Human Capital or his or her designee prior to the first day of the Plan Year in which the Incentive Award is earned. Such election shall be irrevocable for the Plan Year with respect to which it is made once it has been accepted by the Executive Vice President, Human Capital. If a Participant first becomes eligible to participate in the Plan after the first day of such Plan Year, the Executive Vice President, Human Capital shall pro rate the Participant’s deferral election by multiply the Participant’s Incentive Award by the number of days left in the performance period (i.e., Plan Year) as of the date the Participant’s deferral election is received by Executive Vice President, Human Capital or his or her designee, over the total number of days in the performance period. An election made by a Participant for a Plan Year shall remain in effect for subsequent Plan Years unless, prior to such Plan Year, the election is changed or terminated by the Participant or the Participant is not selected for participation for that subsequent Plan Year.

If a Participant receives an in-service distribution for an unforeseeable emergency (pursuant to Section 9.8.2(b)), the Participant’s deferral election in effect at the time of such distribution shall be cancelled as soon as administratively practicable following the date such distribution is made. The Participant may not again elect to defer compensation under this Plan until the enrollment period for the Plan Year that begins at least six (6) months after such distribution. If a Participant receives a hardship withdrawal (as defined in section 401(k)-1(d)(3) of the Code) from the UnitedHealth Group 401(k) Savings Plan or any other 401(k) plan maintained by the Employers or an Affiliate, the Participant’s deferral election in effect at the time of such withdrawal shall be cancelled as soon as administratively practicable following the date such withdrawal is made. The Participant may not again elect to defer compensation under this Plan until the enrollment period for the Plan Year that begins at least six (6) months after such withdrawal.

5. SALARY DEFERRAL ELECTIONS AND COMPLIANCE WITH CODE SECTION 409A. Effective for Plan Years beginning on or after January 1, 2009, Section 4.2.1 of the Plan Statement shall be amended to read in full as follows:

4.2.1. Amount of Deferrals. A Participant may elect to defer between (and including) 1% and 80% of such Participant’s base salary for a Plan Year. For this purpose, base salary shall include any non-stock periodic incentive pay but shall not include any Incentive Awards. To be effective for a Plan Year, the deferral election must be received by the Executive Vice President, Human Capital or his or her designee prior to the first day of the Plan Year (or such earlier deadline designated by the Executive Vice President, Human Capital). Such election shall be irrevocable for the Plan Year with respect to which it is made once it has been accepted by the Executive Vice President, Human Capital. If a Participant first becomes eligible to participate in the Plan after the first day of such Plan Year, the Participant’s deferral election shall apply with respect to base salary paid for services to be performed after the deferral election is received by the Executive Vice President, Human Capital or his or her designee.

All Participants who wish to defer a portion of their base salary for the 2009 Plan Year will be required to complete a new deferral election during the open enrollment period for the 2009 Plan Year. A deferral election made by a Participant to defer a portion of the Participant’s base salary for the 2009 Plan Year shall remain in effect for subsequent Plan Years unless, prior to such Plan Year, the election is changed or terminated by the Participant or the Participant is not selected for participation for that subsequent Plan Year. To be effective for the 2009 Plan Year, the deferral election must be received by the Executive Vice President, Human Capital or his or her designee prior to January 1, 2009 (or such earlier deadline designated by the Executive Vice President, Human Capital). Such election shall be irrevocable for the 2009 Plan Year once it has been accepted by the Executive Vice President, Human Capital.

If a Participant receives an in-service distribution for an unforeseeable emergency (pursuant to Section 9.8.2(b)), the Participant’s deferral election in effect at the time of such distribution shall be cancelled as soon as administratively practicable following the date of such distribution is made. The Participant may not again elect to defer base salary under this Plan until the enrollment period for the Plan Year that begins at least six (6) months after such distribution. If a Participant receives a hardship withdrawal (as defined in section 401(k)-1(d)(3) of the Code) from the UnitedHealth Group 401(k) Savings Plan or any other 401(k) plan maintained by the Employers or an Affiliate, the Participant’s deferral election in effect at the time of such withdrawal shall be cancelled as soon as administratively practicable following the date such withdrawal is made. The Participant may not again elect to defer base salary under this Plan until the enrollment period for the Plan Year that begins at least six (6) months after such withdrawal.

6. PERFORMANCE AWARD DEFERRAL ELECTIONS AND COMPLIANCE WITH CODE SECTION 409A. Effective for Plan Years beginning on or after January 1, 2008, Section 4.3.1 of the Plan Statement shall be amended to read in full as follow:

4.3.1. Amount of Deferrals. A Participant may elect to defer between (and including) 1% and 100% of such Participant’s Performance Award. To the extent permitted under section 409A of the Code and related Regulations and guidance, the deferral election must be received by the Executive Vice President, Human Capital or his or her designee prior to the first day of the last Plan Year in the performance period (or any later deadline designated by the Executive Vice President which is at least six (6) months before the end of the performance period). Such election shall be irrevocable for the applicable performance period with respect to which it is made once it has been accepted by the Executive Vice President, Human Capital. An election made by a Participant for a Plan Year shall remain in effect for subsequent Plan Years unless, prior to such Plan Year, the election is changed or terminated by the Participant or the Participant is not selected for participation for that subsequent Plan Year.

If a Participant receives an in-service distribution for an unforeseeable emergency (pursuant to Section 9.8.2(b)), the Participant’s deferral election in effect at the time of such distribution shall be cancelled as soon as administratively practicable following the date such distribution is made. The Participant may not again elect to defer all or a portion of a Performance Award under this Plan until the enrollment period for the Plan Year that begins at least six (6) months after such distribution. If a Participant receives a hardship withdrawal (as defined in section 401(k)-1(d)(3) of the Code) from the UnitedHealth Group 401(k) Savings Plan or any other 401(k) plan maintained by the Employers or an Affiliate, the Participant’s deferral election in effect at the time of such withdrawal shall be cancelled as soon as administratively practicable following the date such withdrawal is made. The Participant may not again elect to defer all or a portion of a Performance Award under this Plan until the enrollment period for the Plan Year that begins at least six (6) months after such withdrawal.

7. CLARIFICATION REGARDING TIME OF PAYMENT. Effective for all distributions payable on or after January 1, 2008, Section 9.2 of the Plan Statement shall be amended to read in full as follows:

9.2. Form of Distribution. Distribution of the Participant’s Account shall be made in whichever of the following forms as the Participant shall have designated at the time of his or her enrollment (as described in Section 9.3):

(a)	Lump Sum. In the form of a single lump sum. The amount of such distribution shall be determined as soon as administratively feasible as of a Valuation Date following the Plan Year in which the Participant experienced a Separation from Service or Disability and shall be actually paid to the Participant as soon as practicable after such determination (but not later than the last day of the February following such Plan Year). If, however, the Participant is a Specified Employee on the date of the Participant’s Separation from Service, distribution shall be delayed until the first business day of the month following the month in which occurs the sixth (6th) month anniversary of the date of the Participant’s Separation from Service (or upon the death of the employee, if earlier).

(b)	Installments. In the form of a series of five (5) or ten (10) annual installments. If a Participant elects to receive payments in the form of installments, then pursuant to section 409A of the Code and the regulations issued thereunder (and for purposes of the re-election provisions in Section 9.4.3), the series of installment payments shall be treated as the entitlement to a single payment (rather than a series of separate payments).

(i)

General Rule. The amount of the first installment will be determined as soon as administratively feasible as of a Valuation Date following the Plan Year in which Participant experienced a Separation from Service or Disability and shall be actually paid to the Participant as soon as practicable after such determination (but not later than the last day of the February following such Plan Year).

The amount of future installments will be determined as soon as administratively feasible following the end of each later Plan Year. The amount of each installment shall be determined by dividing the Account balance as of the Valuation Date as of which the installment is being paid, by the number of remaining installment payments to be made (including the payment being determined). Such installments shall be actually paid as soon as practicable after each such determination (but not later than the last day of the February following such Plan Year).

(ii)	Exception for Small Amounts. Notwithstanding anything to the contrary in this Section 9, if:

(A)	at the time of any distribution of installments from this Plan or any other account balance deferred compensation plan of Employers or an Affiliate, the combined value of (1) the Participant’s Account in this Plan as of the Valuation Date as of which an installment is to be determined and (2) the Participant’s post-2004 accounts in all other account balance deferred compensation plans of the Employers or an Affiliate is determined to be equal to or less than the applicable dollar amount under section 402(g)(1)(B) of the Code for such calendar year ($15,500 in 2008 and $16,500 in 2009), and

(B)	all such other account balance deferred compensation plans in which the Participant has an account provide for a mandatory small amount cashout of elective deferrals on the same basis as this Section 9.2(b)(ii), then, the portion of the Participant’s Account in this Plan which is payable in the form of installments shall be distributed to the Participant in a lump sum as soon as practicable after such Valuation Date (but not later than the last day of the February following such Plan Year).

(iii)	Six-Month Delay. If, however, the Participant is a Specified Employee on the date of the Participant’s Separation from Service, distribution shall be delayed until the first business day of the month following the month in which occurs the sixth (6th) month anniversary of the date of the Participant’s Separation from Service (or upon the death of the employee, if earlier).

(c)	Five (5) Year Delay, Then Lump Sum. In the form of a single lump sum following the fifth (5th) anniversary of the Participant’s Separation from Service or Disability. The amount of such distribution shall be determined as soon as administratively feasible as of a Valuation Date following the Plan Year in which occurs the fifth (5th) anniversary of the Participant’s Termination of Employment or Disability. Actual distribution shall be made as soon as administratively practicable after such determination (but not later than the last day of the February following the Plan Year in which occurs such fifth (5th) anniversary).

(d)	Ten (10) Year Delay, Then Lump Sum. In the form of a single lump sum following the tenth (10th) anniversary of the Participant’s Separation from Service or Disability. The amount of such distribution shall be determined as soon as administratively feasible as of a Valuation Date following the Plan Year in which occurs the tenth (10th) anniversary of the Participant’s Termination of Employment or Disability. Actual distribution shall be made as soon as administratively practicable after such determination (but not later than the last day of the February following the Plan Year in which occurs such tenth (10th) anniversary).

8. CLARIFICATION REGARDING CHANGE IN FORM OF PAYMENT. Effective for all Plan Year beginning on or after January 1, 2008, Section 9.3.4(d) the Plan Statement shall be amended to read in full as follows:

(d)	has the effect of delaying payment of the lump sum (or, in the case of installments which are treated as the entitlement to a single payment (and not a series of separate payments), the initial commencement date) under the prior election for at least five (5) years, and

9. DISTRIBUTION TO BENEFICIARY. Effective for Plan Years beginning on or after January 1, 2008, Section 9.4.3 of the Plan Statement shall be deleted in its entirety and Section 9.4.4 of the Plan Statement shall be renumbered as Section 9.4.3.

II. Design Changes

10. DEFINITION OF PLAN AND ELIMINATION OF 401(k) RESTORATION OPTION DEFERRALS. Effective for Plan Years beginning on or after January 1, 2009, the definition of “Plan” in Section 1.2.17 of the Plan Statement shall be amended to read in full as follows:

1.2.17. Plan — the two nonqualified, unfunded, deferred compensation programs maintained by the Employers for the benefit of Participants eligible to participate therein, as set forth in this Plan Statement: (1) the 401(k) Restoration Option Plan (which is attributable to credits to Accounts described in Section 3 for Plan Years ending on or before December 31, 2008), and (2) the Incentive Deferral and Salary Deferral Option Plan (which is attributable to credits to Accounts described in Section 4). (As used herein, “Plan” does not refer to the document pursuant to which the Plan is maintained. That document is referred to herein as the “Plan Statement”.) The Plan shall be referred to as the “UnitedHealth Group Executive Savings Plan.” The Plan consists of two distinct and mutually exclusive parts applicable to different benefits depending on when the benefit was earned under this Plan. These two (2) parts are:

(a)	2004 Executive Savings Plan or Post 2003 Executive Savings Plan. The part of the Plan that consists of all amounts deferred on or after January 1, 2004, including any deferrals of Incentive Awards earned in 2003 but payable in 2004.

(b)	Legacy Executive Savings Plan. The part of the Plan that consists of all amounts deferred prior to January 1, 2004.

11. ELIMINATION OF 401(k) RESTORATION OPTION. Effective for Plan Years beginning on or after January 1, 2009, Section 3 of the Plan Statement shall be amended to read in full as follows:

SECTION 3

401 (k) RESTORATION OPTION PLAN

The 401(k) Restoration Option Plan was eliminated effective for Plan Years beginning on or after January 1, 2009. Any amounts deferred under the 401(k) Restoration Option Plan for Plan Years beginning on or after January 1, 2004 and prior to January 1, 2009, and any matching credits on such deferrals shall continue to held in Participants’ Accounts under this Plan and shall be governed by the terms of this Plan Statement until such time as the Accounts are paid in accordance with the terms of the Plan.

12. MATCHING CREDITS ON SALARY DEFERRALS. Effective for Plan Years beginning on or after January 1, 2009, Section 4.2.3 of the Plan Statement shall be amended to read in full as follows:

4.2.3. Matching Credits. Effective for Plan Years beginning on or after January 1, 2009, the Executive Vice President, Human Capital shall cause to be credited to the Account of each Participant an additional matching amount equal to 50% of the amount credited to such Participant’s Account under Section 4.2.2 above. For this purpose, however, deferrals at a rate exceeding 6% of the Participant’s base salary shall be disregarded. Such matching amounts shall be credited as soon as administratively feasible on or after the day the related deferral of base salary is credited, and shall be fully vested.

13. MEASURING INVESTMENTS. Effective for Plan Years beginning on or after January 1, 2009, the last paragraph of Section 5.1 of the Plan Statement shall be amended to read in full as follows:

The Accounts and such Measuring Investments are specified solely as a device for computing the amount of benefits to be paid by the Employers under the Plan, and the Employers are not required to purchase such investments. The Measuring Investments shall be listed in the enrollment guide for the Plan. Participants may change the Measuring Investment designations for their Accounts as of any business date of the Plan Year.

14. ELIMINATION OF 401(K) RESTORATION DEFERRAL OPTION. Effective for Plan Years beginning on or after January 1, 2009, Section 6.1 of the Plan Statement shall be amended to read in full as follows:

6.1. Operational Rules for Deferrals. A Participant’s election to defer compensation under Section 4 shall be “evergreen” and shall remain in effect for subsequent Plan Years unless, prior to such Plan Year, the election is changed or terminated or the Participant is not selected for participation for that subsequent Plan Year. If a Participant’s pay after deferrals is not sufficient to cover pre-tax and after-tax benefit payroll deductions, and tax or other payroll withholding requirements, the Participant’s deferrals shall be reduced to the extent necessary to meet such requirements.

15. SCHEDULE I. Effective for Plan Years beginning on or after January 1, 2009, Schedule I to the Plan Statement shall be amended by substituting therefore the Schedule I attached to this amendment.

16. SCHEDULE II. Effective for Plan Years beginning on or after January 1, 2009, Schedule II to the Plan Statement shall be deleted in its entirety without replacement.

17. SAVINGS CLAUSE. Save and except as hereinabove expressly amended, the Plan Statement shall continue in full force and effect.

SCHEDULE I

EMPLOYERS PARTICIPATING

IN THE

UNITEDHEALTH GROUP EXECUTIVE SAVINGS PLAN

1.	United HealthCare Services, Inc.

2.	U.S. Behavioral Health Plan, California

3.	UHC International Services, Inc.

4.	UnitedHealthcare International, Inc.

5.	UnitedHealthcare Alliance LLC (formerly UnitedHealthcare of Minnesota, Inc.)

6.	Evercare Collaborative Solutions, Inc.

7.	Health Plan of Nevada, Inc.

8.	Sierra Health and Life Insurance Company, Inc.

9.	Southwest Medical Associates, Inc.